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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 2
TO
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2012

Hilltop Holdings Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-31987 (Commission File Number)	84-1477939 (IRS Employer Identification No.)

200 Crescent Court, Suite 1330 Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This Current Report on Form 8-K/A (Amendment No. 2) supplements Item 9.01 of the Current Report on Form 8-K previously filed with the Securities and Exchange Commission on December 5, 2012, relating to the required financial statements of businesses acquired and pro forma financial information referenced.

Section 9—Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

        The audited consolidated financial statements of PlainsCapital Corporation as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

        The unaudited consolidated interim financial statements of PlainsCapital Corporation as of September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011, and notes to unaudited consolidated interim financial statements, are filed as Exhibit 99.2 to this Current Report on Form 8-K.

  (b)
  Pro Forma Financial Information.

        In connection with the recently completed merger by Hilltop Holdings Inc. of PlainsCapital Corporation, the unaudited pro forma condensed combined financial statements are filed as Exhibit 99.3 to this Current Report on Form 8-K.

  (d)
  Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP.
99.1	Audited consolidated financial statements of PlainsCapital Corporation as of December 31, 2011 and 2010 and for each of the three years in the period ended December 31, 2011.
99.2
Unaudited consolidated interim financial statements of PlainsCapital Corporation as of September 30, 2012 and for the three and nine months ended September 30, 2012 and 2011, and notes to unaudited consolidated interim financial statements.
99.3	Unaudited pro forma condensed combined financial statements.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc., a Maryland corporation
Date: February 13, 2013	By:	/s/ COREY PRESTIDGE
	Name:	Corey G. Prestidge
	Title:	General Counsel & Secretary

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  Item 9.01. Financial Statements and Exhibits.
INDEX TO EXHIBITS
SIGNATURES